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Certifications


建筑业企业资质证书
CERTIFICATE
质量管理体系认证证书
CQM
杭州逐一科技有限公司
GB/T 19001-2016/ISO 9001:2015
IAF
CNAS
IQNet
方圆标志认证集团
证书
Certificate
CMMI® Maturity Level 3
质量服务信誉证书
Certificate of credit for quality service
杭州逐一科技有限公司
AAA级质量服务信誉单位
资信等级证书
Certificate of Credit Rating
杭州逐一科技有限公司
经评审，资信等级为：AAA级
NOA
质量管理体系认证证书
QUALITY MANAGEMENT SYSTEM CERTIFICATE
资质证书
职业健康安全管理体系认证证书
OCCUPATIONAL HEALTH & SAFETY MANAGEMENT SYSTEM CERTIFICATE
知识产权管理体系认证证书
INTELLECTUAL PROPERTY MANAGEMENT SYSTEM CERTIFICATE
环境管理体系认证证书
ENVIRONMENTAL MANAGEMENT SYSTEM CERTIFICATE